UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest reported event):  August 14, 2015

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POSTROCK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

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Commission File No. 001-34635

Delaware	27-0981065
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)
210 Park Avenue Oklahoma City, Oklahoma (Address of Principal Executive Offices)	73102 (Zip Code)

Registrant’s Telephone Number, including Area Code:  (405) 600-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 14, 2015, PostRock Energy Corporation (the “Company”)  received a notice from The NASDAQ Stock Market (“NASDAQ”) that the Company is not in compliance with NASDAQ’s Listing Rule 5450(b)(1)(a), as it has not maintained a minimum of $10,000,000 in stockholders’ equity.  The notification of noncompliance has no immediate effect on the listing or trading of PostRock’s common stock on the NASDAQ Global Market under the symbol “PSTR.”  However, pursuant to the NASDAQ Listing Rules, the Company has 45 days, or until September 28, 2015, to submit a plan to regain compliance with the minimum stockholders’ equity requirement.  The Company does not intend to submit a plan to regain compliance and expects to be delisted from the NASDAQ Global Market.  Following delisting, the Company’s common stock will trade on the over-the-counter (OTC) Pink market.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION

/s/ Casey E. Bigelow
Casey E. Bigelow
Chief Accounting Officer, Secretary and Treasurer

Date: August 19, 2015